UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): May 19, 2015

FENIX PARTS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37382	46-4421625
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification number)

One Westbrook Corporate Center, Suite 920

Westchester, Illinois 60154

(Address of principal executive offices)

Registrant’s telephone number, including area code: (630) 480-6413

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory note

This Amendment No. 1 on Form 8-K/A (“Report”) amends the Current Report on Form 8-K filed on May 26, 2015 by Fenix Parts, Inc. (“Fenix”) to report that Fenix had completed the acquisitions of 11 corporate entities that conduct eight businesses on May 19, 2016: (i) Don’s Automotive Mall, Inc. (“Don’s”), (ii) Horseheads Automotive Recycling, Inc. (“Horseheads”), (iii) Gary’s U-Pull It, Inc. (and together with Don’s and Horseheads, the “Beagell Group”); (iv) Eiss Brothers, Inc. (“Eiss”); (v) Green Oak Investments LLC dba GO Auto Recycling (“GO Auto”); (vi) Jerry Brown, Ltd. (“Jerry Brown”); (vii) Leesville Auto Wreckers, Inc. (“Leesville”); and (viii) Standard Auto Wreckers, Inc. and its three Canadian affiliates, End of Life Vehicles Inc., Goldy Metals Incorporated, and Goldy Metals (Ottawa) Incorporated (collectively, Standard). We refer to these acquisitions collectively as the “Combinations,” and to these 11 companies collectively as the “Founding Companies.” Beagell Group (the entities of which were under common control) and Standard (the entities of which were also under separate common control) are deemed to be accounting co-predecessors of Fenix.

The description in this Report of the combination agreements underlying the Combinations is not intended to be complete and is qualified in its entirety by reference to the full text of the combination agreements, copies of which are filed as Exhibits 10.8 through 10.16 to the Registration Statement on Form S-1 filed on April 8, 2015 and declared effective on May 13, 2015 (Registration No. 333-203296) (the “Registration Statement”) and are incorporated in this Report by reference.

This amendment to the May 26, 2015 Form 8-K is being filed to provide financial statements and pro forma financial statements required by Item 9.01 of Form 8-K. No other modification to the May 26, 2015 Form 8-K is being made by this Form 8-K/A. The information previously reported in or filed with the May 26, 2015 Form 8-K is hereby incorporated by reference into this Form 8-K/A.

Item 9.01	Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired

The audited consolidated or combined financial statements of each of the Founding Companies, as of and for the years ended December 31, 2014 and 2013 and notes related thereto, are filed in the Registration Statement and incorporated herein by reference.

The unaudited condensed combined balance sheets of Beagell Group and Standard as of March 31, 2015 and the related statements of operations and cash flows for the three months ended March 31, 2015 and 2014 and notes related thereto, are filed in the Quarterly Report on Form 10-Q of Fenix filed on June 29, 2015 and incorporated herein by reference.

The unaudited condensed consolidated balance sheets of each of Eiss, GO Auto, Jerry Brown and Leesville as of March 31, 2015 and the related statements of operations and cash flows for the three months ended March 31, 2015 and 2014 and notes related thereto, are filed as Exhibit 99.1 to this Report and incorporated herein by reference.

(b)	Pro Forma Financial Information

The unaudited pro forma balance sheet of Fenix Parts, Inc. and each of the Founding Companies as of March 31, 2015 and the related unaudited pro forma statements of operations for the year ended December 31, 2014 and for the three months ended March 31, 2015, and the notes related thereto, are filed as Exhibit 99.2 to this report and incorporated herein by reference.

(d)	Exhibits

Exhibit Number	Description

99.1	The unaudited condensed consolidated balance sheets of each of Eiss, GO Auto, Jerry Brown and Leesville as of March 31, 2015 and the related statements of operations and cash flows for the three months ended March 31, 2015 and 2014 and notes related thereto.

99.2	The unaudited pro forma balance sheet of Fenix Parts, Inc. and each of the Founding Companies as of March 31, 2015 and the related unaudited pro forma statements of operations for the year ended December 31, 2014 and for the three months ended March 31, 2015, and the notes related thereto.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 4, 2015.

Fenix Parts, Inc.

By	/s/ Kent Robertson
Kent Robertson
President and Chief Executive Officer

Index to Exhibits

Exhibit Number	Description

99.1	The unaudited condensed consolidated or combined balance sheets of each of Eiss, GO Auto, Jerry Brown and Leesville as of March 31, 2015 and the related statements of operations and cash flows for the three months ended March 31, 2015 and 2014 and notes related thereto.

99.2	The unaudited pro forma balance sheet of Fenix Parts, Inc. and each of the Founding Companies as of March 31, 2015 and the related unaudited pro forma statements of operations for the year ended December 31, 2014 and for the three months ended March 31, 2015, and the notes related thereto.